UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.    )

Filed by the registrant [X]
Filed by party other than the registrant  [_]

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[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Sec. 240.14a-12

SHOSHONE SILVER MINING COMPANY
(Name of Registrant as Specified in Its Charter)

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SHOSHONE SILVER / GOLD MINING COMPANY
3714 W. Industrial Loop
Coeur d’Alene, Idaho 83815
Tel:  208.664.0620

2011 ANNUAL MEETING OF SHAREHOLDERS

NOTICE OF MEETING

The Annual Meeting of the Shareholders of Shoshone Silver / Gold Mining Company, an Idaho Corporation, will be held at 9:00 a.m., Pacific Standard Time, on Tuesday, December 6, 2011 at the Best Western Coeur d’Alene Inn & Conference Center located at 506 West Appleway, Coeur d’Alene, Idaho, 83814 for the following purposes:

  to consider and vote upon a proposal to amend Article I of the Company’s Articles of Incorporation to change the name of the Company from Shoshone Silver Mining Company to Shoshone Silver / Gold Mining Company;

  to elect five (5) Directors to serve on the Company’s Board of Directors until the next Annual Meeting of Shareholders, or until their successors are duly elected and qualified;

  to ratify the appointment of independent auditors to examine our accounts; and

  to conduct any other business, including shareholder proposals, as may properly come before the meeting or any adjournment or postponement of the meeting.

Shareholders at the close of business on October 10, 2011 (record date) are entitled to vote in person or by Proxy at the Annual Meeting.

Shareholders of record may vote their shares by completing and returning the Proxy Ballot.  You may revoke a Proxy Ballot at any time prior to its exercise at the Annual Meeting of Shareholders by following the instructions in the accompanying Proxy Statement.

/s/ Gregory Smith
Gregory Smith, Chairman Shoshone Silver / Gold Mining Company

Dated:  October 5, 2011

SHOSHONE SILVER / GOLD MINING COMPANY	3714 W. Industrial Loop, Coeur d’Alene, Idaho 83815

PROXY STATEMENT FOR 2011 ANNUAL MEETING OF SHAREHOLDERS

This Proxy Statement is furnished in connection with the solicitation of Proxies by the Board of Directors of Shoshone Silver / Gold Mining Company, an Idaho Corporation (the “Company” or “Shoshone”), for use at the 2011 Annual Meeting of Shareholders to be held at the Best Western Coeur d’Alene Inn & Conference Center, 506 W. Appleway, Coeur d’Alene, Idaho, on Tuesday, December 6, 2011 at 9:00 a.m., Pacific Standard Time, or any postponements or adjournments thereof.  The Board of Directors is sending this Proxy Statement to shareholders of record as of October 10, 2011, which is the record date for the Annual Meeting.

DESCRIPTION OF BUSINESS AND DESCRIPTION OF PROPERTY

Incorporated by reference to the Company’s Y.E. September 30, 2010, SEC Form 10-K (www.SEC.gov, File No. 00031184)

INFORMATION ABOUT THE MEETING AND VOTING

When were the Proxy materials mailed?
This Proxy Statement and Proxy Ballot were first mailed on or about November 7, 2011 to owners of voting shares of Shoshone in connection with the solicitation of Proxies by our Board of Directors for the 2011 Annual Meeting of Shareholders in Coeur d’Alene, Idaho. Proxies are solicited to give all shareholders of record at the close of business on October 10, 2011 an opportunity to vote on matters that come before the Annual Meeting. This procedure is necessary because shareholders live in all U.S. states and abroad and most will not be able to attend.

What am I voting on? The Board is soliciting your vote for:
  approval of an amendment to Shoshone’s Articles of Incorporation to change the name of the Company from Shoshone Silver Mining Company to Shoshone Silver / Gold Mining Company;
  election of five Directors;
  ratification of the appointment by the Board of Directors of independent auditors; and
  action upon such other matters, including shareholder proposals, as may properly come before the meeting, or any adjournment or postponement of the meeting.

Who is entitled to vote?
Shareholders of record at the close of business on October 10, 2011, the record date, are entitled to vote on matters that come before the meeting.  Shares can be voted only if the shareholder is present in person or is represented by Proxy.

How many votes do I have?
Each share of Shoshone common stock that you own as of the record date entitles you to one vote.
On October 10, 2011, the Company had 51,879,704 outstanding shares of its common stock.

How do I vote?
All shareholders may vote by mail. To vote by mail, please sign, date, and mail your Proxy Ballot in the envelope provided. If you own your shares through a bank or broker, you should follow the separate instructions they provide you. Although most banks and brokers now offer telephone and Internet voting, availability and specific processes will depend on their voting arrangements. If you attend the Annual Meeting in person, you may request a Ballot when you arrive and vote at the meeting.

What if I return my Proxy but do not mark it to show how I am voting?
If your Proxy Ballot is signed and returned without specifying your choices, the shares will be voted as recommended by the Board.

What if other items come up at the Annual Meeting and I am not there to vote?
When you return a signed and dated Proxy Ballot, you give the persons specified as proxies the discretionary authority to vote on your behalf on any other matter that is properly brought before the annual meeting.

Can I change my vote?
You can change your vote by revoking your Proxy at any time before it is exercised in one of three ways:  (1)   notify our Corporate Secretary in writing before the Annual Meeting that you are revoking your Proxy;  (2)  submit another Proxy with a later date; or (3)  vote in person at the Annual Meeting.

What does it mean if I receive more than one Proxy Ballot?
Your shares are likely registered differently or are in more than one account. You should vote each of your accounts. If you mail your Proxy Ballots, please sign, date, and return each Proxy Ballot to guarantee that all of your shares are voted.

What constitutes a quorum?
The presence of the owners of a majority of the shares entitled to vote at the Annual Meeting constitutes a quorum. Presence may be in person or by Proxy. You will be considered part of the quorum if you return a signed and dated Proxy Ballot or if you vote at the Annual Meeting.  Abstentions and shares voted by a broker or bank holding shares for a beneficial owner are counted as present and entitled to vote for determining a quorum.

What vote is required to approve each proposal?
Amendment and Auditors. The proposals pertaining to approval or ratification of (i) the proposed amendment to the Articles of Incorporation to change the name of the Company from Shoshone Silver Mining Company to Shoshone Silver / Gold Mining Company, and (ii) the appointment of independent auditors each require the affirmative vote of a majority of the votes cast. Any shares not voted (whether by abstention or otherwise) have no impact on the vote.

Election of Directors. Each of the five Director positions is voted on separately. The persons who receive the most votes for each of the five Director positions will be elected. Any shares not voted (whether by abstention or otherwise) have no impact on the vote.

What are the Board’s Recommendations? The Board recommends a vote FOR:
*	Approval of an Amendment to the Articles of Incorporation to change the name of the Company from Shoshone Silver Mining Company to Shoshone Silver / Gold Mining Company;
*	Election as Directors of each of the persons nominated by the Board; and
*	Ratifying the appointment of independent auditors.

How were the nominees for Directors selected?
Each of the five nominees currently serves as a Director and was approved for inclusion on the slate of Directors by the entire Board.

Where can I find more information on Shoshone?
Our corporate website is www.shoshonesilvermining.com.  Shoshone makes available on this website, free of charge, access to its Annual Reports on Form 10-K, and Quarterly Reports on Form 10-Q, and amendments to those materials filed or furnished pursuant to Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 as soon as reasonably practicable after the Company electronically submits such material to the Securities Exchange Commission. The Commission makes available on its website, free of charge, Reports, Proxy and Information Statements, and other information regarding issuers, such as us, that file electronically with the Commission. The Commission’s website is www.sec.gov.

How can I communicate with Shoshone’s Board?
Shareholders interested in communicating directly with the Board of Directors may do so by writing to: Board of Directors, Shoshone Silver / Gold Mining Co., 3714 W. Industrial Loop, Coeur d’Alene, Idaho 83815.  All such written correspondence is delivered to the Director or Directors to whom it is addressed or, if addressed generally to the Board, to all Directors.

AMENDMENT TO ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY
(Proposal No. 1 on the Proxy Ballot)

The Board of Directors has adopted a Resolution declaring it advisable and in the best interests of the Company, and the Company shareholders, that the Articles of Incorporation be amended to change the name of the Company from Shoshone Silver Mining Company to Shoshone Silver / Gold Mining Company.  Such Resolution also recommends that such an amendment be approved and adopted by the Company’s shareholders, and directs that such proposal be submitted to the Company’s shareholders at the Annual Meeting.

The amendment to the Articles of Incorporation will become effective upon approval by the majority of the shares voting on the proposal and the filing of the Amendment to the Articles of Incorporation with the Secretary of State of Idaho.  Such Articles of Amendment would amend Article I of the Company’s Articles of Incorporation to read as follows:

“ARTICLE I.  The name of the Corporation is, and shall be Shoshone Silver / Gold Mining Company.”

If approved by the shareholders, the Company anticipates that such Amendment to the Amended Articles of Incorporation will be filed as soon as practicable.

The Board of Directors believes the adoption of the proposed amendment is in the best interest of the Company, and its shareholders, and recommends that you vote FOR this amendment.

ELECTION OF DIRECTORS
(Proposal No. 2 on the Proxy Ballot)

The Board of Directors of the Company is currently comprised of five members.  All Directors serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified, or until their earliest resignation, removal or death.  The Board of Directors has nominated the following five (5) persons for election as Directors at the Annual Meeting.

Remuneration of Directors and Officers and Security Ownership of Management and Certain Securityholders is incorporated by reference to the Company’s Y.E. September 30, 2010, SEC Form 10-K (www.SEC.gov, File No. 00031184)

Gregory Smith – Mr. Smith has been involved in the energy, merchant banking and resources business for in excess of 20 years.  He was educated in the United States, and received a degree in managerial sciences from the University of Nevada and attended the Mackay School of Mines, University of Nevada.  He has a wide breadth of senior management and executive experience, having been associated with natural resource companies across the globe – coal bed methane in Wyoming; onshore oil and gas in Guatemala and Colombia; underground and open pit zinc mines in Canada and the USA; and corporate finance and advisory services throughout much of the world.  He is a 5th generation Smith who has been involved in the mining industry.

Between 2005 and 2009, Mr. Smith was Executive Chairman and CEO and Director of International Consolidated Minerals Inc., a company traded on the AIM of the London Stock Exchange, founded the company, recruited senior management, oversaw the rehabilitation of an exploration program at the Packapaqui Project in Ancask Department, Peru.

Formed in 2007, Mr. Smith is a founder of Texas Energy Advisors (TEA).  From 2004 to June 2008 he founded and served as Executive Chairman of Petrolatina Energy PLC, an AIM listed company.  Between 2003 and 2004, he provided corporate advisory services to Ontzinc Corporation at the Balmat zinc mine in New York State, USA, including advice on financing the exploration program and the acquisition of Hudson Bay Mining, which has become one of the most successful mergers in the history of the Canadian Stock Exchange.  He also investigated and provided advisory services on possible mining acquisitions in Canada and Australia.

Prior to 2003, Mr. Smith was the managing partner in TVL, a company that specializes in raising private capital for the energy and mining sectors.  Between 1998 and 2001, he was the Chairman of Powder River Basin Gas Corporation.  From 1993 to 2001, Mr. Smith was President of Renaissance Companies Inc., specializing in fund raising.

In summary, Greg Smith’s years of experience encompasses all of the major components of investigation, analysis, conceptual planning, exploration, development, financing (equity and debt), environmental aspects, governmental dealing, high level negotiations, acquisitions, executive management and corporate governance.

John Ryan –  Mr. Ryan was appointed Chief Executive Officer of Senetek PLC effective March 10, 2010. Mr. Ryan has been the President of Fontana Capital Corporation, a closely held consulting company, for the last 10 years.  Mr. Ryan was Founder and Chairman of U.S. Silver Corporation, a producing silver company, from June 2006 until September, 2008. Mr. Ryan was Secretary and Chief Financial Officer of High Plains Uranium, Inc., a uranium exploration and production company, from February, 2005 until September, 2006.  He also served from April, 2004 to February, 2005 as a Director, in addition to Secretary and Chief Financial Officer, of High Plains Uranium, Inc. (Idaho), the predecessor to High Plains. During the period of 1996 until 2006, he held various positions with Cadence Resources Corporation, a U.S. public natural resources company, including Vice President of Corporate Development (1996-2005), Secretary (1998-2006), and a Director (1997-2005). Mr. Ryan has also been Chief Financial Officer and a Director of Trend Mining Company since August 2000. He is currently Chief Financial Officer and a Director of Big Bear Mining Corp.  He served as President and a Director of Grand Central Silver Mines Inc. from 1998 until 2000 and was a Director of Metalline Mining Company from 1996 until 1999.

Mr. Ryan has extensive executive experience and provides the Board with valuable insight regarding the Company’s products and services, and provides valuable public company expertise to the Board.

Howard Crosby - was appointed to the position of President of Senetek PLC effective March 10, 2010. Mr. Crosby has been the President of Crosby Enterprises, Inc., a closely held family investment company for more than 20 years.  He is currently a director of Big Bear Mining Corp. and was as an officer and director of a number of public companies. including High Plains Uranium, Inc., White Mountain Titanium Corporation, and Cadence Resources Corporation.

Mr. Crosby has extensive experience in corporate finance and strategic planning and provides valuable insight on business strategy development and strategic partnership to the Board.

Roger Van Voorhees - Mr. Van Voorhees has more than 48 years of business experience supporting a broad range of industries, including real estate, mining, and oil and gas. He has been actively involved in the mining industry, where he has assisted companies with securing funding to further ongoing projects. Mr. Van Voorhees graduated with a Bachelors of Science degree from Western Michigan University.

Don Rolfe - Mr. Rolfe brings a wealth of knowledge and experience with him. Don is a graduate of the Montana School of Mines, and a seasoned mine engineer with over 30 years of industry management experience. He has extensive experience with a variety of minerals, including silver, gold, bentonite clay, phosphate, uranium and tungsten, built during his tenure with some of the leading U.S. mining companies, including Anaconda, Hecla, Union Carbide, Homestake, and most recently served as President and Director of Kimberly Gold Mines, Inc.

The Board of Directors recommends a vote FOR all five nominees for Director.

RATIFICATION OF THE SELECTION OF AUDITORS
(Proposal No. 3 on the Proxy Ballot)

BehlerMick, P.S., have audited the financial statements of the Company since fiscal year 2000, and the Board of Directors has selected them as auditors again for fiscal year 2011 - 2012.  If the shareholders should fail to ratify the selection of BehlerMick, P.S. as auditors, the Board of Directors will consider the selection of another accounting firm.  A representative of BehlerMick, P.S. is not expected to be present at the 2011 Annual Meeting.  Therefore, BehlerMick, P.S. will not have the opportunity to make a statement or respond to questions.

The Board of Directors recommends a vote FOR the ratification of the selection of auditors.

OTHER BUSINESS

No other business is intended to be brought before the 2011 Annual Meeting by the Board of Directors, nor is the Board of Directors aware of any business to be brought before the 2011 Annual Meeting by others.  If, however, any other business properly comes before the Annual Meeting, the enclosed Proxy Ballot authorizes the person(s) named in the Proxy Ballot to vote on such other business at their discretion.

EXPENSES

All expenses incurred in connection with the solicitation of Proxies will be borne by the Company.  The Company will reimburse brokers, fiduciaries and custodians for their costs in forwarding Proxy materials to beneficial owners of common stock held in their names.

Directors, officers, and employees of the Company may also solicit Proxy Ballots by mail, electronic mail, telephone, and personal contact, but they will not receive any additional compensation for these activities.

By the Order of the Board of Directors.	/s/ Gregory Smith
Gregory Smith, Chairman

Dated:  October 5, 2011

Shoshone Silver / Gold Mining Company 3714 W. Industrial Loop, Coeur d’Alene, Idaho 83815	PROXY BALLOT

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned holder of shares of common stock of SHOSHONE SILVER / GOLD MINING COMPANY (the “Company”) hereby appoints Carol Stephan and Scott Beggs, and each of them, with power of substitution, as proxy of the undersigned, to attend the 2011 Annual Meeting of Shareholders of the Company to be held on December 6, 2011, and any postponements or adjournments thereof, and to vote all shares of common stock of the Company the undersigned would be entitled to vote if personally present as follows:

Note: Please sign this Proxy exactly as your name(s) appears on the label. Joint owners should each sign personally. If signing as Attorney, Executor, Administrator, Guardian or Trustee, please list full title. If a corporation, please provide the full corporate name and have a duly authorized officer or officers sign on behalf of the corporation and list full title(s). If your address is incorrect or the zip code is missing, please indicate corrections or provide the zip code to facilitate future mailings.

The shares represented by this Proxy will be voted at the 2011Annual Meeting in accordance with any specifications made. If no specification is made, such shares shall be voted in favor of each matter set forth below. As to any other matters which may properly come before the 2011 Annual Meeting, the undersigned hereby confers authority upon said Proxies to vote in their discretion.

VOTING INSTRUCTIONS
Please complete, sign, date and return this Proxy Ballot promptly by facsimile 208.664.0626, or by mail using the enclosed envelope to the Company at the address set forth above.

The Board of Directors recommends a vote FOR (1) an Amendment to Article I of the Company’s Articles of Incorporation to change the name of the Company from Shoshone Silver Mining Company to Shoshone Silver / Gold Mining Company; (2) the election of each nominee for Director; and (3) the ratification of BehlerMick, P.S. as auditors for the fiscal year 2011-2012.

SPECIAL BUSINESS		FOR	AGAINST	ABSTAIN

1.	Amendment to Article I of the Company’s	o	o	o
Articles of Incorporation

ORDINARY BUSINESS		o	o	o

2.	Election of Directors
	Gregory Smith	o	o	o
	John Ryan	o	o	o
	Howard Crosby	o	o	o
	Roger VanVoorhees	o	o	o
	Don Rolfe	o	o	o

3.	Ratification of Auditors
	Ratification of selection of BehlerMick,	o	o	o
P.S. as auditors for fiscal year 2011-2012

(Printed Name)
Date: ____________, 2011
(Signature)

(Joint Signature)	RETURN VIA FAX TO: 208.664.0626